VOYA FUNDS TRUST

All Series

VOYA SEPARATE PORTFOLIOS TRUST

Voya Emerging Markets Corporate Debt Fund

Voya Emerging Markets Hard Currency Debt Fund

Voya Emerging Markets Local Currency Debt Fund

Voya Investment Grade Credit Fund

Voya Securitized Credit Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated October 3, 2017

to the Current Statements of Additional Information (each an “SAI” and collectively “SAIs”)

for the above named Funds each dated July 31, 2017

SAI for Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund and Voya Securitized Credit Fund

Effective immediately the fifth paragraph of the section entitled “Supplemental Description of Fund Investments and Risks – Investment Techniques – Securities Lending” of the SAIs is deleted and replaced with the following:

During the time a security is on loan and the issuer of the security makes an interest or dividend payment, the borrower pays a Fund a substitute payment equal to any interest or dividends the Fund would have received directly from the issuer of the security if the Fund had not loaned the security. When a Fund receives dividends directly from domestic or certain foreign corporations, a portion of the dividends paid by the Fund itself to its shareholders and attributable to those dividends (but not the portion attributable to substitute payments) may be eligible for (i) treatment as “qualified dividend income” in the hands of individuals or (ii) the federal dividends received deduction in the hands of corporate shareholders. The Adviser therefore may cause a Fund to terminate a securities loan – and forego any income on the loan after the termination – in anticipation of a dividend payment. By doing so, a Fund would receive the dividend directly from the issuer of the securities, rather than a substitute payment from the borrower of the securities, and thereby preserve the possibility of those tax benefits for certain Fund shareholders. A Fund’s shares may be held by affiliates of the Adviser, and the Adviser’s termination of securities loans under these circumstances (resulting in the Fund’s foregoing income from the loans after the termination) may provide an economic benefit to those affiliates.

SAI for all other Funds:

Effective immediately the sixth paragraph of the section entitled “Supplemental Description of Fund Investments and Risks – Investment Techniques – Securities Lending” of the SAIs is deleted and replaced with the following:

During the time a security is on loan and the issuer of the security makes an interest or dividend payment, the borrower pays a Fund a substitute payment equal to any interest or dividends the Fund would have received directly from the issuer of the security if the Fund had not loaned the security. When a Fund receives dividends directly from domestic or certain foreign corporations, a portion of the dividends paid by the Fund itself to its shareholders and attributable to those dividends (but not the portion attributable to substitute payments) may be eligible for (i) treatment as “qualified dividend income” in the hands of individuals or (ii) the federal dividends received deduction in the hands of corporate shareholders. The Adviser therefore may cause a Fund to terminate a securities loan – and forego any income on the loan after the termination – in anticipation of a dividend payment. By doing so, a Fund would receive the dividend directly from the issuer of the securities, rather than a substitute payment from the borrower of the securities, and thereby preserve the possibility of those tax benefits for certain Fund shareholders. A Fund’s shares may be held by affiliates of the Adviser, and the Adviser’s termination of securities loans under these circumstances (resulting in the Fund’s foregoing income from the loans after the termination) may provide an economic benefit to those affiliates.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE